                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 28, 1996
                                                 -------------


                  Grand Prix Association of Long Beach, Inc.
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            (Exact name of registrant as specified in its charter)


       California                       1-11837               95-2945353
- ----------------------              -----------             --------------
(State or other Jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification
                                                            Number)


 3000 Pacific Avenue, Long Beach, California           90806
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(Address of principal executive offices)              (zip code)



Registrant's telephone number, including area code: (310) 981-2600
                                                    --------------

                                     N.A.
                                     ----
         (Former name or former address, if changed since last report)
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Item 2.   ACQUISITION OR DISPOSITION OF ASSETS
          ------------------------------------

               On June 28, 1996, concurrently with the closing of its initial public offering of securities ("Initial Public Offering"), Grand Prix Association of Long Beach, Inc. (the "Company"), acquired substantially all of the assets (the "Assets") of Memphis International Motorsports Park, Inc. ("Seller"). The Assets were acquired pursuant to an Agreement of Purchase and Sale of Assets, dated as of May 6, 1996, as amended, entered into by and between the Company and the Seller.

               The purchase price paid by the Company for the Assets was $5,000,000, payable in the form of $2,500,000 in the assumption of liabilities of Seller, which liabilities were paid off by the Company at the closing of the acquisition out of the proceeds from the Company's Initial Public Offering, and $2,500,000 in the form of the newly authorized Series B Convertible Preferred Stock of the Company, which stock was valued at the same price as the offering price of the Company's common stock in its Initial Public Offering, or $10.00 per share. The purchase price paid for the Assets was arrived at by arms' length negotiations between the parties.

               The Assets acquired by the Company, which comprise the Memphis International Motosports Park, a motorsports facility located in Millington, Tennessee, inlcude approximately 375 acres of land (acquired by the Company in fee simple), together with all buildings and structures thereon, and certain furniture, fixtures and equipment located thereon, including a drag strip, oval track and road course and approximately 14,000 portable grandstand seats, 5,000 permanent grandstand seats and two sets of bleachers. The Company intends to continue to use the Assets in the operation of a motorsports park and, in addition, the Company intends to use an additional approximately $2,500,000 from the proceeds of its Initial Public Offering to make improvements to this motorsports facility in order to turn it into a modern multi-purpose motorsports facility capable of hosting a wide assortment of motorsports events.


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 Item 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.
          ------------------------------------------------------------------

Exhibits.
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       (a)  Financial Statements

               The following Consolidated Financial Statements are incorporated by reference herein from pages F-18 through F-26 of the Company's Pre-Effective Amendment No. 2 to its Registration Statement on Form SB-2 (No. 333-4834- LA) filed with the Commission on June 28, 1996, which pages are included as Exhibit
99.1 to this report.

               -- Independent Auditors' Report
               -- Balance Sheet as of December 31, 1995 and March 31, 1996
                       (Unaudited)
               -- Statements of Income (Loss) for the Years Ended December 31,
                       1994 and 1995 and the Three Months ended March 31, 1995 and 1996 (Unaudited)
               -- Statements of Shareholders' Equity (Deficit) for the Years
                       Ended December 31, 1994 and 1995 and the Three Months Ended March 31, 1996 (Unaudited)
               -- Statements of Cash Flows for the Years Ended December 31, 1994
                       and 1995 and the Three Months Ended March 31, 1995 and 1996 (Unaudited)
               -- Notes to Financial Statements

       (b)  Pro-Forma Financial Information

               The following Pro Forma Condensed Combining Financial Statements are incorporated by reference herein from pages PF-1 through PF-6 of the Company's Pre-Effective Amendment No. 2 to its Registration Statement on Form SB-2 (No. 333-4834 - LA) filed with the Commission on June 28, 1996, which pages are included as Exhibit 99.2 to this report.

               -- Introduction
               -- Pro Forma Condensed Combining Balance Sheet as of March 31,
                       1996
               -- Pro Forma Condensed Combining Statement of Operations: For the
                       Year Ended June 30, 1995 and for the Nine Months Ended March 31, 1996
               -- Notes to Pro Forma Condensed Combining Financial Statements

       (c)  Exhibits

The following exhibits required by Item 601 of Regulation S-B are filed herewith:

Exhibit #           Description
- ---------           -----------

10.8 Agreement dated as of May 6, 1996 ("Memphis Acquisition Agreement") between Grand Prix Association of Long Beach, Inc. and Memphis International Motorsports Park, Inc. (Incorporated by reference to Exhibit 10.8 to the Company's Pre-Effective Amendment No. 2 to its Registration

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

               Statement on Form SB-2 (No. 333-4834 - LA), filed with the Commission on June 28, 1996 ("Amendment No. 2").

10.29 First Amendment dated June 28, 1996 to Memphis Acquisition Agreement by and among Grand Prix Association of Long Beach, Inc., Automotive Safety & Transportation Systems, Inc. and Memphis International Motorsports Park, Inc.

99.1 Pages F-18 through F-26 of Amendment No. 2 (containing Financial Statements of Memphis International Motorsports Park, Inc. as set forth in Item 5(a) of this report).

99.2 Pages PF-1 through PF-6 of Amendment No. 2 (containing Pro-Forma Financial Information as set forth in Item 5(b) of this report).

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GRAND PRIX ASSOCIATION OF
                                       LONG BEACH, INC.


Date: July 10, 1996               By:  /s/ Christopher R. Pook
                                       -----------------------
                                           Christopher R. Pook
                                           Chairman of the Board

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